Exhibit 99.1

NEWS FOR RELEASE: 3/6/2006, 4pm EST                     CONTACT:  Lee Brown
                                                        (719) 481-7213
                                                        lee.brown@ramtron.com

           RAMTRON REVISES FOURTH-QUARTER 2005 FINANCIAL RESULTS
         Customer files bankruptcy leading to provision for bad debt

COLORADO SPRINGS, CO - March 6, 2006 - U.S. semiconductor maker Ramtron International Corporation (Nasdaq: RMTR), a leading developer and supplier of nonvolatile ferroelectric random access memory (FRAM) and integrated semiconductor products, today revised its previously announced financial results for the fourth-quarter and year-ended December 31, 2005.

The revision is related to the recent bankruptcy filing of Iskraemeco, a leading European utility metering manufacturer and Ramtron product customer. Ramtron's fourth-quarter and year-end results, which were released prior to being notified of the bankruptcy, included $157,000 of receivables from Iskraemeco. The company will now make a reserve of $157,000 for provision for bad debts, which will be reflected in the company's Form 10-K SEC filing to be filed mid-March.

The provision reduces income from continuing operation for the fourth quarter of 2005 by $157,000. As revised, loss from continuing operation for the fourth quarter of 2005 was $131,000, or $0.00 per diluted common share, compared with income of $232,000, or $0.01 per fully diluted common share, for the same quarter in 2004. As revised, net loss for the twelve-months ended December 31, 2005 was $2.6 million, or a loss of $0.11 per diluted common share, compared with income of $3.5 million, or $0.15 per fully diluted common share, for the twelve-month period ended December 31, 2004. As revised, net accounts receivable on the company's December 31, 2005 consolidated balance sheet has been reduced $157,000 to $6.2 million.

Ramtron, as a sole source nonvolatile memory supplier for certain Iskraemeco metering products, is taking measures to collect current receivables from Iskraemeco and establish a plan to supply product to the customer under revised payment terms.

About Ramtron
-------------

Ramtron International Corporation, headquartered in Colorado Springs, Colorado, is a fabless semiconductor company that designs, develops and markets specialized semiconductor memory, microcontroller and integrated semiconductor solutions used in a wide range of product applications and markets worldwide. For more information, visit www.ramtron.com.

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"Safe Harbor" Statement under the Private Securities Litigation Reform Act of
1995: Statements herein that are not historical facts are "forward-looking statements" involving risks and uncertainties. Since the recovery of foreign accounts receivable depends on factors outside Ramtron's control, our measures to collect outstanding receivables from Iskraemeco may not be successful. Additional risk factors are listed from time to time in Ramtron's reports filed with the SEC. Copies of Ramtron's Forms 10-K, 10-Q, and 8-K, and any other documents are available at no charge at the SEC's website (www.sec.gov), from commercial document retrieval services, or from the company.

                                   -XXX-

                      (financial statements attached)

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            FOURTH-QUARTER AND FULL-YEAR 2005 FINANCIAL HIGHLIGHTS
                     CONSOLIDATED STATEMENTS OF OPERATIONS
          (Amounts in thousands, except per-share amounts) (unaudited)

                                    Three Months Ended        Year Ended
                                    ------------------    ------------------
                                    Dec.31,   Dec. 31,    Dec. 31,  Dec. 31,
                                      2005      2004        2005      2004
                                    --------  --------    --------  --------
Revenue:
  Product sales                      $8,577    $8,826     $32,664   $37,231
  License and development fees          179       179         716       717
  Royalties                             175       183         762       765
  Customer-sponsored research
    and development                      --       230         250       781
                                    --------  --------    --------  --------
                                      8,931     9,418      34,392    39,494
                                    --------  --------    --------  --------
Costs and expenses:
  Cost of product sales               4,374     3,997      15,999    17,078
  Provision for inventory
    write-off and warranty charge        19       (29)        876       121
  Research and development            2,255     1,615       7,294     6,209
  Customer-sponsored research
    and development                      --       212         321       797
  General and administrative          1,201     1,546       4,415     5,100
  Sales and marketing                 1,398     1,537       5,029     5,394
  Write-off of in-process research
    and development                      --       --        1,067        --
  Write-down of debt discount and
    loss on extinguishment               --       --        1,624        --
                                    --------  --------    --------  --------
                                      9,247     8,878      36,625    34,699
                                    --------  --------    --------  --------
Operating income (loss) from
  continuing operation                 (316)      540      (2,233)    4,795
Interest expense, related party          --       (81)       (162)     (410)
Interest expense, other                (113)     (226)       (592)     (899)
Other income, net                       298        18         345        45
                                    --------  --------    --------  --------
Income (loss) from continuing
  operation before income tax
  provision                            (131)      251      (2,642)    3,531
Income tax provision                     --       (19)         --       (74)
                                    --------  --------    --------  --------
Income (loss) from continuing
  operation                            (131)      232      (2,642)    3,457
Income (loss) from discontinued
  operations                            100       105      (3,849)      145
                                    --------  --------    --------  --------
Net income (loss)                   $   (31)  $   337     $(6,491)  $ 3,602
                                    ========  ========    ========  ========

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Net income (loss) per common share:
  Basic:
    Income (loss) from continuing
      operation                     $  0.00   $  0.01     $ (0.11)  $  0.15
    Income (loss) from discontinued
      operations                       0.00      0.00       (0.17)     0.01
                                    --------  --------    --------  --------
      Total                         $  0.00   $  0.01     $ (0.28)  $  0.16
                                    ========  ========    ========  ========
  Diluted:
    Income (loss) from continuing
      operation                     $  0.00   $  0.01     $ (0.11)  $  0.14
    Income (loss) from discontinued
      operations                       0.00      0.00       (0.17)     0.01
                                    --------  --------    --------  --------
    Total                           $  0.00   $  0.01     $ (0.28)  $  0.15
                                    ========  ========    ========  ========
Weighted average common shares
  outstanding:
  Basic                              24,388    22,306      23,089    22,238
                                    ========  ========    ========  ========
  Diluted                            24,388    23,517      23,089    23,528
                                    ========  ========    ========  ========

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                           RAMTRON INTERNATIONAL CORPORATION
                     YEAR-END 2005 AND 2004 FINANCIAL HIGHLIGHTS
                             CONSOLIDATED BALANCE SHEETS
                         (Amounts in thousands) (unaudited)

                                                December 31,     December 31,
                                                    2005             2004
                                                ------------     ------------
ASSETS

Current assets:
  Cash and cash equivalents                         $ 3,345        $ 6,384
  Accounts receivable, net                            6,234          7,061
  Inventories                                         7,118          4,580
  Other current assets                                  857            434
  Assets of discontinued operations                      --          6,421
                                                    -------        -------
Total current assets                                 17,554         24,880

Property, plant and equipment, net                    4,732          3,970
Goodwill, net                                         2,008            585
Intangible assets, net                                8,310          3,792
Other assets                                            212            426
                                                    -------        -------
Total assets                                        $32,816        $33,653
                                                    =======        =======

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:

  Accounts payable                                    3,841          2,915
  Accrued liabilities                                 1,084          2,662
  Deferred revenue                                    1,142          1,350
  Current portion of long-term debt                   1,354            250
  Liabilities of discontinued operations                 --          1,384
                                                    -------        -------
Total current liabilities                             7,421          8,561

Long-term deferred revenue                            3,764          4,986
Long-term debt                                        7,137          4,914
                                                    -------        -------
Total liabilities                                    18,322         18,461

Stockholders' equity                                 14,494         15,192
                                                    -------        -------
                                                    $32,816        $33,653
                                                    =======        =======

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